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                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported) May 28, 1998


                          MORTON INDUSTRIAL GROUP, INC.
             (Exact name of registrant as specified in its charter)


         Georgia                       0-13198            38-0811650
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State or other jurisdiction of      (Commission        (I.R.S. Employer
incorporation or organization        File Number)      Identification No.)


                   1021 West Birchwood, Morton, Illinois          61550
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              (Address of principal executive offices)          (Zip Code)


(Registrant's telephone number, including area code  309-266-7176
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         (Former name or former address, if changed since last report.)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Mid-Central Plastics, Inc.

         On May 29, 1998, the Company closed its acquisition of all of the issued and outstanding shares of MidCentral Plastics, Inc. ("Mid-Central"). The total purchase price was $23,825,000 (including debt assumed and refinanced), which was paid in cash at the closing. The Company borrowed the necessary funds under its new Credit Agreement described in Item 5, below. The selling shareholders also received payments under noncompetition agreements totaling $75,000. The purchase price was the result of arms length bargaining between the Company and the owners of Mid-Central.

         Mid-Central, based in West Des Moines, Iowa, is an ISO 9002 registered injection molder specializing in highly engineered products for construction, agricultural, and industrial equipment manufacturers. Mid Central has approximately 200 employees at its 113,000 square foot manufacturing facility. Mid-Central operates 27 injection molding machines ranging in size from 85 to 1760 tons.

         The Company intends to maintain Mid-Central as a separate subsidiary and to operate its assets in substantially the same manner in which Mid-Central employed them before the acquisition.

         SMP Steel Corporation.

         On June 1, 1998, a wholly owned subsidiary of the Company acquired substantially all of the assets of SMP Steel Corporation ("SMP"), a privately held company located in Honea Path, South Carolina. The total purchase price was not material to the Company.

         SMP is a manufacturer of precision sheet metal components, enclosures, and assemblies for original equipment manufacturers primarily located in the Southeast. SMP's major capabilities include laser cutting, punching, folding, forming, and welding. SMP primarily produces carbon steel and stainless steel products, as well as a limited amount of aluminum products. The Company intends to operate SMP's assets in substantially the same manner in which SMP employed them before the acquisition.

ITEM 5.  OTHER EVENTS.

         On May 28, 1998, the Company entered into a new credit agreement with Harris Trust and Savings Bank, as Agent. All subsidiaries of the Company, including any subsequently acquired subsidiaries, are guarantors of the Company's indebtedness. The credit agreement is a $90 million facility, with the following components: (i) a $35 million revolving credit facility with a $10 million sub limit for letters of credit; (ii) a $25 million secured term loan that matures 5 years from the date of the credit agreement closing; and (iii) a $30 million secured term loan that matures 7 years from the date of the credit agreement closing. Both term loans are fully amortized over their respective terms with quarterly payments. The interest rates on the loans, at Morton's option, are (i) Harris Trust and Savings Bank Base Rate (which is the greater of the prime rate or the Federal Funds Rate plus 0.5%) or (ii) the reserve adjusted LIBOR plus the applicable LIBOR margin, fixed for 30, 60, 90 or 180 day period, plus an interest rate margin that is determined by the Company's cash flow leverage ratio.

         The proceeds under the facility are to be used to refinance the existing indebtedness, to finance acquisitions, and general corporate purposes. The facility is fully secured by a first priority security interest in all of the assets of the Company and the guarantors except for permitted liens, as well as a pledge of all of the stock the Company's subsidiaries (including subsequently acquired subsidiaries). The credit agreement requires that at least 50% of the term loans be hedged through an interest rate cap, swap or collar for a minimum of three years from the date of closing. The conditions of the credit agreement contain the usual conditions for facilities and transactions of this type, including a prohibition on the payment of dividends.


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         The Company will file audited financial statements of Mid-Central and pro-forma financial statements giving effect to the acquisition by amendment to this Form 8-K within 75 days after May 29, 1998. The following exhibits are included in this filing:

EXHIBIT NO.      DESCRIPTION.

10.1             Stock Purchase Agreement among the Company and Richard L.
                 Goreham, Delores A. Staples, and William B. Goreham dated April 27, 1998

10.2 Credit Agreement dated May 28, 1998, among the Company, Harris Trust and Savings Bank, and the lenders signatory thereto

10.3 Mortgage and Security Agreement with Assignment of Rents executed by Carroll George, Inc., dated May 28, 1998

10.4 Deed of Trust and Security Agreement with Assignment of Rents, executed by B&W Metal Fabricators, Inc.

10.5 Amended and Restated Security Agreement executed by the Company, Morton Metalcraft Co., Morton Metalcraft Co. of North Carolina, Morton Metalcraft Co. of South Carolina, Carroll George, Inc., and B&W Metal Fabricators, Inc., dated May 28, 1998

10.6 Amended and Restated Pledge Agreement executed by Morton Industrial Group, Inc., Morton Metalcraft Co., Morton Metalcraft Co. of North Carolina, Morton Metalcraft Co. of South Carolina, Carroll George, Inc., and B&W \Metal Fabricators, Inc., dated May 28, 1998

10.7 Amended and Restated Mortgage and Security Agreement with Assignment of Rents executed by Morton Metalcraft Co. dated May 28, 1998

10.8 Mortgage and Security Agreement with Assignment of Rents executed by Mid-Central Plastics, Inc., dated May 28, 1998

99.1             Press release dated May 29, 1998

99.2             Press Release dated June 2, 1998


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MORTON INDUSTRIAL GROUP, INC.

                                                   (Registrant)


Date:  June 11, 1998                      By: /S/William D. Morton
                                              --------------------------------
                                                   William D. Morton
                                                   Chairman, President, and
                                                   Chief Executive Officer



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                                  EXHIBIT INDEX



EXHIBIT NO.      DESCRIPTION.

10.1             Stock Purchase Agreement among the Company and Richard L.
                 Goreham, Delores A. Staples, and William B. Goreham dated April 27, 1998

10.2 Credit Agreement dated May 28, 1998, among the Company, Harris Trust and Savings Bank, and the lenders signatory thereto

10.3 Mortgage and Security Agreement with Assignment of Rents executed by Carroll George, Inc., dated May 28, 1998.

10.4 Deed of Trust and Security Agreement with Assignment of Rents, executed by B&W Metal Fabricators, Inc., dated May 28, 1998

10.5 Amended and Restated Security Agreement executed by the Company, Morton Metalcraft Co., Morton Metalcraft Co. of North Carolina, Morton Metalcraft Co. of South Carolina, Carroll George, Inc., and B&W Metal Fabricators, Inc., dated May 28, 1998

10.6 Amended and Restated Pledge Agreement executed by Morton Industrial Group, Inc., Morton Metalcraft Co., Morton Metalcraft Co. of North Carolina, Morton Metalcraft Co. of South Carolina, Carroll George, Inc., and B&W Metal Fabricators, Inc., dated May 28, 1998

10.7 Amended and Restated Mortgage and Security Agreement with Assignment of Rents executed by Morton Metalcraft Co. dated May 28, 1998

10.8 Mortgage and Security Agreement with Assignment of Rents executed by Mid-Central Plastics, Inc., dated May 28, 1998

99.1             Press release dated May 29, 1998

99.2             Press Release dated June 2, 1998


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